Q3 2015 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted October 14, 2015 Exhibit 99.2

A broadly diversified business across clients, products and geographies
Q3 2015 Long-term Base Fees of $2.375 billion
Long-term Assets Under Management of $4.208 trillion at September 30, 2015
Product Type
Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
9%
Multi-asset
14%
Fixed Income
34%
Fixed Income
26%
Equity
54%
Equity
52%
iShares
24%
iShares
35%
Retail
13%
Retail
36%
Institutional
63%
Institutional
29%
AUM
Base Fees
AUM
Base Fees
Index
41%
Index
10%
iShares
24%
iShares
35%
Asia-Pacific 8%
Asia-Pacific 8%
EMEA
30%
EMEA
28%
Americas
62%
Americas
64%
Active
35%
Active
55%
AUM
Base Fees
AUM
Base Fees
Note: Revenue and AUM by region data is based on client domicile.
1

6%
4%
4%
$25
$41
$27
$38
$29
$88
$70
($7)
$35
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
4%
3%
3%
4%
5%
Long-term net flows ($ in billions)
Total Long-Term
Retail
iShares
Institutional
$8
$17
$14
$13
$5
$23
$14
$11
$7
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
$20
$19
$8
$30
$18
$44
$35
$11
$23
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
($3)
$5
$5
($6)
$6
$21
$21
($29)
$5
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
LTM organic asset growth rate (%)
LTM organic base fee growth rate (%)
2
5%
7%
10%
10%
13%
11%
11%
11%
10%
11%
8%
6%
10%
9%
11%
14%
11%
1%
1%
1%
0%
0%
1%
2%
1%
Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets.
4%
7%
5%
5%
8%
6%
6%
7%
6%
10%
12%
1%

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted
Operating Income and Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks,
10-Qs and 8-Ks.
Operating Income
Operating Margin
Net Income
EPS
3
$978
$1,143
$1,062
$1,133
$1,214
$1,154
$1,077
$1,248
$1,227
41.2%
42.7%
41.4%
42.4%
44.2%
43.6%
41.2%
44.9%
43.9%
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
$672
$851
$762
$837
$890
$821
$830
$838
$844
$3.88
$4.92
$4.43
$4.89
$5.21
$4.82
$4.89
$4.96
$5.00
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015

Capital management (amounts in millions, except per share data)
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
GAAP
Dividend Payout Ratio = Dividends declared / GAAP net income.
Total GAAP
Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.
Share repurchases and weighted average diluted shares
Dividends and Payout Ratios
4
$275
$275
$275
$250
$250
$250
$250
$250
$250
168.7
169.1
169.7
170.4
170.8
171.2
171.9
173.0
173.4
Q3
2015
Q2
2015
Q1
2015
Q4
2014
Q3
2014
Q2
2014
Q1
2014
Q4
2013
Q3
2013
Share Repurchases
Weighted average diluted shares
$1.68
$1.68
$1.93
$1.93
$1.93
$1.93
$2.18
$2.18
$2.18
39%
34%
48%
40%
35%
40%
47%
44%
43%
74%
64%
81%
71%
63%
70%
81%
78%
76%
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Dividends
GAAP Dividend Payout Ratio
Total GAAP Payout Ratio

Major market indices and exchange rates
Spot
% Change
9/30/2015 vs.
Average
% Change
Q3
2015
vs.
9/30/2014
6/30/2015
9/30/2015
6/30/2015
9/30/2014
Q3
2014
Q2
2015
Q3
2015
Q2
2015
Q3
2014
Equity Indices:
Domestic
S&P 500
1,972
2,063
1,920
(7)%
(3)%
1,976
2,102
2,026
(4)%
3%
Global
MSCI Barra World Index
1,698
1,736
1,582
(9)%
(7)%
1,733
1,780
1,691
(5)%
(2)%
MSCI Europe Index
117
129
117
(9)%
0%
116
135
127
(6)%
9%
MSCI AC Asia Pacific Index
140
146
124
(15)%
(11)%
147
151
135
(11)%
(8)%
MSCI Emerging Markets Index
1,005
972
792
(19)%
(21)%
1,067
1,016
860
(15)%
(19)%
S&P Global Natural Resources
3,438
3,057
2,365
(23)%
(31)%
3,675
3,216
2,714
(16)%
(26)%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index
1,881
1,913
1,936
1%
3%
1,880
1,929
1,924
0%
2%
Foreign
Exchange Rates:
GBP to USD
1.62
1.57
1.51
(4)%
(7)%
1.67
1.53
1.55
1%
(7)%
EUR to USD
1.26
1.11
1.12
1%
(11)%
1.33
1.11
1.11
0%
(17)%
Source: Bloomberg
5

Quarterly revenue
Q3
2015
Compared
to
Q3
2014
$61 million
Total Revenue
Q3
2015
Compared
to
Q2
2015
Percentage Change
Year-over-Year
Sequential
Base Fees ex. SL
(1)%
(2)%
Securities Lending
0
(22)
Performance Fees
56
53
Aladdin
11
5
Other BRS
(26)
0
Distribution Fees
(18)
8
Other Revenue
(2)
7
Total
2
0
6
Q3
2015
$2,910 million
Q3 2014
Performance
Fees
Aladdin
Other
Revenue
Distribution
fees
Other BRS
Base Fees ex
Sec Lending
Q3 2015
Q2 2015
Performance
Fees
Aladdin
Other
Revenue
Distribution
fees
Securities
Lending
Base Fees ex
Sec Lending
Q3 2015
$2,905
$2,910
81%
4%
7%
5%
1%
0%
2%
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue
$2,910
$2,849
$75
$13
($1)
($3)
($11)
($12)
$72
$6
$4
$1
($32)
($46)
$5
million

$2,534
$2,456
$15
$6
$5
$4
$1
($2)
($20)
($32)
($55)
Q2 2015
Active
FI
Multi-
Asset
Cash
Alts
iShares
FI
Non-ETF
Index FI
Active
EQ
Non-ETF
Index EQ
iShares
EQ
Q3 2015
$2,468
$2,456
$43
$16
$9
$7
$4
$2
($10)
($35)
($48)
Q3 2014
Active
FI
iShares
FI
Cash
Multi-
Asset
Non-ETF
Index FI
Alts
Non-ETF
Index EQ
iShares
EQ
Active
EQ
Q3 2015
Quarterly investment advisory, administration fees and securities lending revenue
Q3
2015
Compared
to
Q3
2014
Investment advisory, administration fees and securities lending revenue
($12) million
Q3
2015
Compared
to
Q2
2015
($78) million
7
Q3 2015: $2,456 million
Q3
2014: $2,468 million
Q2
2015: $2,534 million
18%
29%
7%
15%
5%
3%
13%
7%
3%
Active Equity
iShares Equity
Non-ETF Index Equity
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Multi-Asset
Alternatives
Cash
19%
27%
6%
16%
6%
3%
13%
7%
3%
18%
29%
8%
15%
5%
3%
12%
7%
3%

$1,635
$1,683
$12
$52
($7)
($6)
($2)
($1)
Q3 2014
G&A
Amort -
Intang
Assets
Amort - Def
Sales
Comm
Direct
Fund
Distribution
& Servicing
Comp &
Benefits
Q3 2015
$1,657
$1,683
$7
$7
$16
($3)
($1)
Q2 2015
Distribution
& Servicing
Amort -
Intang
Assets
G&A
Direct
Fund
Comp &
Benefits
Q3 2015
Quarterly expense
Expense, as adjusted, by category
Q3
2015
Compared
to
Q3
2014,
as
adjusted
For
further
information
and
reconciliation
between
GAAP
and
as
adjusted,
see
page
9
of
this
earnings
release
supplement
and
notes
(1)
through
(4)
in
the
current
earnings
release.
$48 million
60%
6%
1%
12%
19%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales
Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles
Q3
2015
Compared
to
Q2
2015,
as
adjusted
$26 million
Percentage Change
Year-over-Year
Sequential
Employee Comp. & Benefits
5%
2%
Distribution & Servicing Costs
13
(3)
Amort. of Deferred Sales Commissions
(14)
0
Direct Fund Expense
(1)
4
General & Administrative
(2)
2
Amortization of Intangibles
(15)
(3)
Total
3
2
8
Q3
2015
$1,683 million

2013
2014
2015
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Operating Income
GAAP
$966
$1,133
$1,051
$1,122
$1,157
$1,144
$1,067
$1,238
$1,222
Non-GAAP
adjustments
12
10
11
11
57
10
10
10
5
As Adjusted
$978
$1,143
$1,062
$1,133
$1,214
$1,154
$1,077
$1,248
$1,227
Nonoperating Income
(Expense)
GAAP
($18)
$24
$17
$16
($52)
($60)
$16
($41)
($48)
Non-GAAP
adjustments
(3)
(11)
9
(36)
44
6
(5)
(9)
16
As Adjusted
($21)
$13
$26
($20)
($8)
($54)
$11
($50)
($32)
Net
Income
GAAP
$730
$841
$756
$808
$917
$813
$822
$819
$843
Non-GAAP
adjustments
(58)
10
6
29
(27)
8
8
19
1
As Adjusted
$672
$851
$762
$837
$890
$821
$830
$838
$844
Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP
adjustments
include
amounts
related
to
the
reduction
of
an
indemnification
asset,
PNC
LTIP
funding
obligation,
compensation
related
to
appreciation
(depreciation)
on
certain
deferred
compensation
plans
and
noncash
income
tax
matters,
as
applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
9

Important Notes
This
presentation,
and
other
statements
that
BlackRock,
Inc.
(“BlackRock”)
may
make,
may
contain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act,
with
respect
to
BlackRock’s
future
financial
or
business
performance,
strategies
or
expectations.
Forward-
looking
statements
are
typically
identified
by
words
or
phrases
such
as
“trend,”
“potential,”
“opportunity,”
“pipeline,”
“believe,”
“comfortable,”
“expect,”
“anticipate,”
“current,”
“intention,”
“estimate,”
“position,”
“assume,”
“outlook,”
“continue,”
“remain,”
“maintain,”
“sustain,”
“seek,”
“achieve,”
and
similar
expressions,
or
future
or
conditional
verbs
such
as
“will,”
“would,”
“should,”
“could,”
“may”
and
similar
expressions.
BlackRock
cautions
that
forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-
looking
statements
speak
only
as
of
the
date
they
are
made,
and
BlackRock
assumes
no
duty
to
and
does
not
undertake
to
update
forward-looking
statements.
Actual
results
could
differ
materially
from
those
anticipated
in
forward-looking
statements
and
future
results
could
differ
materially
from
historical
performance.
In
addition
to
risk
factors
previously
disclosed
in
BlackRock’s
Securities
and
Exchange
Commission
reports
and
those
identified
elsewhere
in
this
presentation,
the
following
factors,
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
(1)
the
introduction,
withdrawal,
success
and
timing
of
business
initiatives
and
strategies;
(2)
changes
and
volatility
in
political,
economic
or
industry
conditions,
the
interest
rate
environment,
foreign
exchange
rates
or
financial
and
capital
markets,
which
could
result
in
changes
in
demand
for
products
or
services
or
in
the
value
of
assets
under
management;
(3)
the
relative
and
absolute
investment
performance
of
BlackRock’s
investment
products;
(4)
the
impact
of
increased
competition;
(5)
the
impact
of
future
acquisitions
or
divestitures;
(6)
the
unfavorable
resolution
of
legal
proceedings;
(7)
the
extent
and
timing
of
any
share
repurchases;
(8)
the
impact,
extent
and
timing
of
technological
changes
and
the
adequacy
of
intellectual
property,
information
and
cyber
security
protection;
(9)
the
impact
of
legislative
and
regulatory
actions
and
reforms,
including
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act,
and
regulatory,
supervisory
or
enforcement
actions
of
government
agencies
relating
to
BlackRock
or
The
PNC
Financial
Services
Group,
Inc.;
(10)
terrorist
activities,
international
hostilities
and
natural
disasters,
which
may
adversely
affect
the
general
economy,
domestic
and
local
financial
and
capital
markets,
specific
industries
or
BlackRock;
(11)
the
ability
to
attract
and
retain
highly
talented
professionals;
(12)
fluctuations
in
the
carrying
value
of
BlackRock’s
economic
investments;
(13)
the
impact
of
changes
to
tax
legislation,
including
income,
payroll
and
transaction
taxes,
and
taxation
on
products
or
transactions,
which
could
affect
the
value
proposition
to
clients
and,
generally,
the
tax
position
of
BlackRock;
(14)
BlackRock’s
success
in
maintaining
the
distribution
of
its
products;
(15)
the
impact
of
BlackRock
electing
to
provide
support
to
its
products
from
time
to
time
and
any
potential
liabilities
related
to
securities
lending
or
other
indemnification
obligations;
and
(16)
the
impact
of
problems
at
other
financial
institutions
or
the
failure
or
negative
performance
of
products
at
other
financial
institutions.
This
presentation
also
includes
non-GAAP
financial
measures.
You
can
find
our
presentations
on
the
most
directly
comparable
GAAP
financial
measures
calculated
in
accordance
with
GAAP
and
our
reconciliations
on
page
9
of
this
earnings
release
supplement,
our
current
earnings
release
dated
October
14,
2015,
and
BlackRock’s
other
periodic
reports,
which
are
available
on
BlackRock’s
web
site
at
www.blackrock.com.
10